UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 30, 2004
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                   0-20632                     43-1175538
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

Table of Contents
                                                                            Page
                                                                            ----

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS..............   1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS...............................   2

SIGNATURE..................................................................   3




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ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 2004, First Banks, Inc., a Missouri corporation ("First Banks" or the "Company"), completed its acquisition of Hillside Investors, Ltd., an Illinois corporation ("Hillside"), and its wholly-owned banking subsidiary, CIB Bank, an Illinois banking corporation headquartered in Hillside, Illinois ("CIB"), for approximately $67.4 million in cash (the "Transaction"). The Transaction was completed pursuant to a Stock Purchase Agreement (the "Agreement") by and among the Company, its wholly-owned subsidiary bank holding company, The San Francisco Company, a Delaware corporation, CIB Marine Bancshares, Inc., a Wisconsin corporation, Hillside and CIB. On August 13, 2004, First Banks filed a Current Report on Form 8-K announcing the signing of the Agreement, which was included as Exhibit 10.6 to the Current Report on Form 8-K.

         On November 30, 2004, First Banks, Inc. issued a press release announcing completion of the Transaction. A copy of the press release is filed herewith as Exhibit 99.1 pursuant to Item 9.01.



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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         The financial statements required pursuant to Regulation S-X and for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b)) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)      Pro forma financial information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X (17 CFR 210) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(c)      Exhibits.

         Exhibit Number      Description
         --------------      -----------

              99.1 Press release issued by First Banks, Inc. on November 30, 2004 announcing completion of the acquisition of Hillside Investors, Ltd. and its wholly-owned banking subsidiary, CIB Bank, by First Banks, Inc. - filed herewith.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST BANKS, INC.



Date:  November 30, 2004              By: /s/ Allen H. Blake
                                          --------------------------------------
                                              Allen H. Blake
                                              President, Chief Executive Officer
                                              and Chief Financial Officer



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                                                                    Exhibit 99.1

                                First Banks, Inc.
                               St. Louis, Missouri


Contact:  Allen H. Blake                     Terrance M. McCarthy
          President and                      Senior Executive Vice President and
          Chief Executive Officer            Chief Operating Officer
          First Banks, Inc.                  First Banks, Inc.
          (314) 592-5000                     (314) 592-5000

Traded:   NASDAQ
Symbol:   FBNKN  - (First  Preferred Capital  Trust II,  an  affiliated trust of
                   First Banks, Inc.)
          FBNKM  - (First Preferred  Capital  Trust  III, an affiliated trust of
                   First Banks, Inc.)

Traded:   NYSE
Symbol:   FBSPrA - (First  Preferred  Capital  Trust  IV, an affiliated trust of
                   First Banks, Inc.)

FOR IMMEDIATE RELEASE:

                                FIRST BANKS, INC.
                     ANNOUNCES COMPLETION OF ACQUISITION OF
                 HILLSIDE INVESTORS, LTD. AND CIB BANK, CHICAGO

         St. Louis, Missouri, November 30, 2004. Allen H. Blake, President and Chief Executive Officer of First Banks, Inc. ("First Banks"), and Stan Calderon, President and Chief Executive Officer of CIB Marine Bancshares, Inc. ("CIB Marine"), jointly announced completion today of the previously announced acquisition of CIB Marine's wholly-owned Chicago banking subsidiary, CIB Bank, Hillside, Illinois ("CIB Bank - Chicago"), through First Banks' acquisition of Hillside Investors, Ltd. ("Hillside"), a wholly-owned subsidiary of CIB Marine, for $67.4 million in cash.

         Allen H. Blake, President and Chief Executive Officer of First Banks, said, "The acquisition of CIB Bank - Chicago is the largest acquisition in First Banks' history and has increased our total assets by more than 16%." Blake added, "The addition of CIB Bank - Chicago greatly expands our presence in the Chicago metropolitan area, increasing our Chicago banking operation to 23 branch banking offices and, consistent with our growth strategy, will allow us to build a more substantial local infrastructure in Chicago to better serve our customers and communities in this dynamic and important market."

         Terrance M. McCarthy, Senior Executive Vice President and Chief Operating Officer of First Banks, said, "We are very excited about this

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transaction  and the  addition of CIB Bank - Chicago to the First Banks  family.
This acquisition will provide Chicago area customers with First Banks' broad array of banking services, along with internet banking and substantially expanded ATM and branch networks." McCarthy added, "We look forward to strengthening First Banks' involvement in the local communities. We will continue our commitment to provide the highest level of customer service for our customers, while offering an extensive line of banking services, including a wide range of commercial and personal deposit products, consumer and commercial loans, mortgage banking, debit cards, automated teller machines, brokerage services, telephone banking, trust services, private banking and institutional money management services."

         Stan Calderon, President and Chief Executive Officer of CIB Marine, said, "The sale of CIB Bank - Chicago is an important milestone that will strengthen our Company's capital position and sharpen our strategic focus on our community bank operations in Central Illinois, Wisconsin, Indiana, Florida, Nebraska, Arizona and Nevada. We are confident that First Banks will continue to provide CIB Bank - Chicago customers with quality service."

         First Banks' acquisition of CIB Bank - Chicago will provide 16 additional banking offices in the Chicago, Illinois metropolitan area, including ten offices in Cook County, three offices in Lake County, two offices in Will County and one office in DuPage County. At September 30, 2004, CIB Bank - Chicago reported total assets of approximately $1.24 billion, loans, net of unearned discount, of approximately $724.7 million and total deposits of approximately $1.14 billion.

         At September  30, 2004,  First Banks had  consolidated  assets of $7.57
billion  and  operated  151  branch  banking  offices  in  Missouri,   Illinois,
California and Texas.



                                      # # #


This release contains forward-looking statements that are subject to risks and uncertainties arising out of or affecting the Company's business, not all of which can be predicted or anticipated. These statements are based on information currently available to First Banks' management, and numerous factors might cause actual results to differ materially from those contemplated in the forward-looking statements. For additional information, see the discussions of forward-looking statements that appear in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of First Banks' most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission.